Exhibit 99.2 Dreams Playa Bonita, Panama TRANSACTION ANNOUNCEMENT AUGUST 16, 2021 Hyatt and related marks are trademarks of Hyatt Corporation or its affiliates. © 2021 Hyatt Corporation. All rights reserved . 1Exhibit 99.2 Dreams Playa Bonita, Panama TRANSACTION ANNOUNCEMENT AUGUST 16, 2021 Hyatt and related marks are trademarks of Hyatt Corporation or its affiliates. © 2021 Hyatt Corporation. All rights reserved . 1

DISCLAIMER TRANSACTION ANNOUNCEMENT On August 16, 2021, Hyatt Hotels Corporation (together with one or more of its affiliates, “Hyatt” or the “Company”) announced that Hyatt has reached a definitive agreement to acquire Apple Leisure Group (the “Transaction”). The Transaction is subject to satisfaction of customary closing conditions, including applicable regulatory a pprovals. The Transaction is scheduled to close during the fourth quarter of 2021. The Company’s forecasts used throughout this presentation are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results, or that the Transac ti on will successfully close. F O R W ARD-LOOKING STATEMENTS F orw ard -Looking Statements in this presentation, which are not historical facts, are forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the Company’s proposed acquisition of Apple Leisure Group, including expected financial and operational bene fi ts resulting from the acquisition, guest and owner advantages arising from the acquisition, projected financial performance of Apple Leisure Group, the amount and timing of future asset dispositions and projected sales multiples of such asset dispositions, the Company’s liquidity profile, the number of properties expected to open in the future, the expected growth of global luxury travel and the Company’s system -wide leisure room revenue mix, the projected future fee based earnings of the combined company, expected benefits and added value from the World of Hyatt loyalty program and Apple Leisure Group's membership offering, anticipated financing sources for the proposed acquisition of Apple Leisure Group, the impact of indebtedness incurred in connection with the acquisition on the Company’s investment grade rating status, the expected timeline for completing the acq u isition, the Company’s plans, strategies, outlook, financial performance, projections, financing proposals, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our act ual results, performance or achievements may differ materially from those expressed or implied by these forward -looking statements. In some cases, you can identify forward -looking statements by the use of words such as may, could, expect, intend, plan, seek, anticipate, believe, estimate, predict, potential, continue, likely, will, would and variations of these terms and similar expressions, or the negative of th ese terms or similar expressions. Such forward -looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that ma y cause actual results to differ materially from current expectations include, among others, risks associated with the ability to consummate the proposed acquisition of Apple Leisure Group and the timing of the closing of the proposed transaction; the Company’s ability to successfully integrate Apple Leisure Group’s employees and operations into the Company; the ability to realize the anticipated benefits and synergies of the propo s ed acquisition of Apple Leisure Group as rapidly or to the extent anticipated; risks related to the ability to obtain any contemplated financing on favorable terms or at all; risks affecting the luxury and all -inclusive lodging segments; the duration of the COVID -19 pandemic and the pace of recovery following the pandemic, any additional resurgence, or COVID -19 variants; the short and longer -term effects of the COVID -19 pandemic, including the demand for travel, transient and group business, and levels of consumer confidence; the impact of the COVID -19 pandemic, any additional resurgence, or COVID -19 variants, and the impact of actions that governments, businesses, and individuals take in response, on global and regional economies, travel limitations or bans, and economic activity, including the duration and magnitude of its impact on unemployment rates and consumer discretion ar y spending; the broad distribution of COVID -19 vaccines and wide acceptance by the general population of such vaccines; the ability of third -party owners, franchisees, or hospitality venture partners to successfully navigate the impacts of the COVID -19 pandemic, any additional resurgence, or COVID -19 variants; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic gr o w th; the rate and the pace of economic recovery following economic downturns; levels of spending in business, leisure, and all -inclusive segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geo -political conditions, including political or civil unrest or changes in trade policy; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel -related accidents; natural or man -made disasters such as earthquakes, tsunamis, tornadoes, hurricanes, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, such as the COVID - 19 pandemic, or fear of such outbreaks; our ability to successfully achieve certain levels of operating profits at hotels that h a ve performance tests or guarantees in favor of our third -party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend pa yments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangement s , such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our rela ti onships with, third -party property owners, franchisees, and hospitality venture partners; the possible inability of third -party owners, franchisees, or development partners to access capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; the timing of acquisitions and dispositions and our ability to succe ssfully integrate completed acquisitions with existing operations; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to succ e ssfully execute on our strategy to expand our management and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates and operating costs; foreign exchange rate fl uctuations or currency restructurings; lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our indus tr y, including as a result of the COVID -19 pandemic, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program; cyber incidents and information technology f ailures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business; and other risks discussed in the Company's filings with the SEC, including our annual re po rt on Form 10 -K and quarterly reports on Form 10 -Q, which filings are available from the SEC. We caution you not to place undue reliance on any forward -looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward - looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other fa c tors affecting forward -looking statements, except to the extent required by applicable law. If we update one or more forward -looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward -looking statements. 2DISCLAIMER TRANSACTION ANNOUNCEMENT On August 16, 2021, Hyatt Hotels Corporation (together with one or more of its affiliates, “Hyatt” or the “Company”) announced that Hyatt has reached a definitive agreement to acquire Apple Leisure Group (the “Transaction”). The Transaction is subject to satisfaction of customary closing conditions, including applicable regulatory a pprovals. The Transaction is scheduled to close during the fourth quarter of 2021. The Company’s forecasts used throughout this presentation are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results, or that the Transac ti on will successfully close. F O R W ARD-LOOKING STATEMENTS F orw ard -Looking Statements in this presentation, which are not historical facts, are forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the Company’s proposed acquisition of Apple Leisure Group, including expected financial and operational bene fi ts resulting from the acquisition, guest and owner advantages arising from the acquisition, projected financial performance of Apple Leisure Group, the amount and timing of future asset dispositions and projected sales multiples of such asset dispositions, the Company’s liquidity profile, the number of properties expected to open in the future, the expected growth of global luxury travel and the Company’s system -wide leisure room revenue mix, the projected future fee based earnings of the combined company, expected benefits and added value from the World of Hyatt loyalty program and Apple Leisure Group's membership offering, anticipated financing sources for the proposed acquisition of Apple Leisure Group, the impact of indebtedness incurred in connection with the acquisition on the Company’s investment grade rating status, the expected timeline for completing the acq u isition, the Company’s plans, strategies, outlook, financial performance, projections, financing proposals, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our act ual results, performance or achievements may differ materially from those expressed or implied by these forward -looking statements. In some cases, you can identify forward -looking statements by the use of words such as may, could, expect, intend, plan, seek, anticipate, believe, estimate, predict, potential, continue, likely, will, would and variations of these terms and similar expressions, or the negative of th ese terms or similar expressions. Such forward -looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that ma y cause actual results to differ materially from current expectations include, among others, risks associated with the ability to consummate the proposed acquisition of Apple Leisure Group and the timing of the closing of the proposed transaction; the Company’s ability to successfully integrate Apple Leisure Group’s employees and operations into the Company; the ability to realize the anticipated benefits and synergies of the propo s ed acquisition of Apple Leisure Group as rapidly or to the extent anticipated; risks related to the ability to obtain any contemplated financing on favorable terms or at all; risks affecting the luxury and all -inclusive lodging segments; the duration of the COVID -19 pandemic and the pace of recovery following the pandemic, any additional resurgence, or COVID -19 variants; the short and longer -term effects of the COVID -19 pandemic, including the demand for travel, transient and group business, and levels of consumer confidence; the impact of the COVID -19 pandemic, any additional resurgence, or COVID -19 variants, and the impact of actions that governments, businesses, and individuals take in response, on global and regional economies, travel limitations or bans, and economic activity, including the duration and magnitude of its impact on unemployment rates and consumer discretion ar y spending; the broad distribution of COVID -19 vaccines and wide acceptance by the general population of such vaccines; the ability of third -party owners, franchisees, or hospitality venture partners to successfully navigate the impacts of the COVID -19 pandemic, any additional resurgence, or COVID -19 variants; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic gr o w th; the rate and the pace of economic recovery following economic downturns; levels of spending in business, leisure, and all -inclusive segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geo -political conditions, including political or civil unrest or changes in trade policy; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel -related accidents; natural or man -made disasters such as earthquakes, tsunamis, tornadoes, hurricanes, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, such as the COVID - 19 pandemic, or fear of such outbreaks; our ability to successfully achieve certain levels of operating profits at hotels that h a ve performance tests or guarantees in favor of our third -party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend pa yments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangement s , such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our rela ti onships with, third -party property owners, franchisees, and hospitality venture partners; the possible inability of third -party owners, franchisees, or development partners to access capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; the timing of acquisitions and dispositions and our ability to succe ssfully integrate completed acquisitions with existing operations; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to succ e ssfully execute on our strategy to expand our management and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates and operating costs; foreign exchange rate fl uctuations or currency restructurings; lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our indus tr y, including as a result of the COVID -19 pandemic, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program; cyber incidents and information technology f ailures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business; and other risks discussed in the Company's filings with the SEC, including our annual re po rt on Form 10 -K and quarterly reports on Form 10 -Q, which filings are available from the SEC. We caution you not to place undue reliance on any forward -looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward - looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other fa c tors affecting forward -looking statements, except to the extent required by applicable law. If we update one or more forward -looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward -looking statements. 2

TRANSACTION ANNOUNCEMENT

Zoëtry Montego Bay Resort & Spa, Jamaica

We are announcing two decisions today

Signed an agreement to acquire Apple Leisure Group

- Acquiring a highly desirable independent resort management platform with significant luxury presence and demonstrated track record of growth
- Adding an asset-light business with no hotel asset ownership
- Doubling the number of resorts in the Hyatt system, adding significant options for all Hyatt guests, including World of Hyatt members, and increasing our systemwide leisure room revenue mix to over 50% on estimated 2023 chainwide revenues
- Increasing European footprint by over 60%
- Accelerating Hyatt's industry-leading growth by adding a portfolio of resort brands with a large pipeline

Expanded our asset disposition commitment by $2 billion over the next 3 years

- Accelerating our transformation to greater fee-based earnings and creating additional liquidity

Source: ALG inventory and pipeline as provided by ALG as of 7/31/21

HYATT

3

Dreams Vista Cancun Golf & Spa Resort, Mexico STRATEGIC INTENT These decisions are aligned with our commitments and our long-term strategy Driving industry-leading growth ü Adding significant embedded and prospective growth Investing in asset-light platforms ü Transforming the earnings profile with a focus on fee based earnings Expanding the customer base ü Prioritizing compelling, personalized customer experiences and expanding to complementary or adjacent customer segments 4Dreams Vista Cancun Golf & Spa Resort, Mexico STRATEGIC INTENT These decisions are aligned with our commitments and our long-term strategy Driving industry-leading growth ü Adding significant embedded and prospective growth Investing in asset-light platforms ü Transforming the earnings profile with a focus on fee based earnings Expanding the customer base ü Prioritizing compelling, personalized customer experiences and expanding to complementary or adjacent customer segments 4

TRANSACTION OVERVIEW

Secrets Mallorca Villamil Resort & Spa, Spain

HYATT + APPLE LEISURE GROUP

Transaction consideration	Reflects an enterprise value of ~$2.7 billion on a debt-free, cash-free basis, representing a low double-digit multiple on FY23E ALG Management EBITDA[1], reflecting significant and ongoing expansion
Management & governance	Upon joining Hyatt, ALG's CEO, Alejandro Reynal, and his leadership team will continue the mission of the combined companies to deliver distinctive experiences for our guests
Financing	At closing, Hyatt expects to fund more than 80 percent of the purchase with a combination of $1.0 billion of cash on hand and new debt financings, and the remainder with approximately $500 million from equity financing. Hyatt has secured a $1.7 billion financing commitment from J.P. Morgan. Cash proceeds from the $2 billion asset sale program are expected to be used to pay down debt, including debt incurred to fund the acquisition. Hyatt is committed to maintaining an investment grade profile and to continue managing the balance sheet prudently after the transaction
Transaction timeline	Anticipated to close in the fourth quarter of fiscal year 2021 Subject to satisfaction of customary closing conditions, including applicable regulatory approvals

1. ALG Management EBITDA as provided, calculated, and used by ALG is not calculated or presented in accordance with generally accepted accounting principles in the United States ("GAAP"). This non-GAAP financial measure has important limitations and should not be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. In addition, this non-GAAP financial measure, as presented, is not comparable to Hyatt's current or expected post-closing definition and calculation of Adjusted EBITDA as a result of the treatment of deferred revenue and expenses associated with ALG's Unlimited Vacation Club business in the calculation of ALG Management EBITDA, and may not be comparable to similarly titled measures of other companies due to varying methods of calculations. ALG Management EBITDA - as provided, calculated, and used by ALG - is presented to ALG's third-party lenders in connection with ALG's debt covenant compliance calculations.

Source: 2019 financial data as provided by ALG

HYATT 5

Dreams Las Mareas Resort & Spa, Costa Rica

APPLE LEISURE GROUP SUMMARY

APPLE LEISURE GROUP

2019 financial performance

Total revenue: **$1.2 billion**

ALG Management EBITDA[1]: **$168 million**

AMResorts

Resort management company

- **AMR Collection: 6 leading resort brands** & independent resorts
- **33,000+ rooms**[2]
- **102 resorts**[2] in **10 countries**

Unlimited Vacation Club

Membership program

- **110,000+ members**
- Innovative membership program with a passionate customer base and a high-teens growth trajectory

Vacations

Travel distribution platform

- **Established B2B and B2C travel distribution brands**
- Source of ~20% of AMR Collection room-nights
- Provider of destination management services and hospitality technology solutions

1. ALG Management EBITDA as provided, calculated, and used by ALG is not calculated or presented in accordance with generally accepted accounting principles in the United States ("GAAP"). This non-GAAP financial measure has important limitations and should not be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. In addition, this non-GAAP financial measure, as presented, is not comparable to Hyatt's current or expected post-closing definition and calculation of Adjusted EBITDA as a result of the treatment of deferred revenue and expenses associated with ALG's Unlimited Vacation Club business in the calculation of ALG Management EBITDA, and may not be comparable to similarly titled measures of other companies due to varying methods of calculations. ALG Management EBITDA - as provided, calculated, and used by ALG - is presented to ALG's third-party lenders in connection with ALG's debt covenant compliance calculations.
2. AMResorts property and room count based off YE2021 projections as of 7/31/2021.

Source: 2019 financial data as provided by ALG

HYATT 6

AMRESORTS OVERVIEW

AMResorts highlights

Resort management company that provides sales, marketing, and brand management services to all-inclusive resorts targeting luxury leisure

AMR Collection: **33,000+ rooms**[3] and resorts in **10 countries**

Growth from 9 resorts in 2007 to **102 resorts** by YE2021

Founded in 2001

amr COLLECTION	Description	ADR[1]	Resort count[2]	Room count
SECRETS Resorts & Spas	• High-end luxury • Romantic, adult-only	~$300	21	7,642
DREAMS Resorts & Spas	• High-end luxury • Family-friendly	~$225	27	11,927
breathless Resorts & Spas	• High-end luxury • Social, adult-only	~$250	5	1,860
ZOETRY Wellness & Spa Resorts	• Boutique luxury • Targeted at adults	~$400	7	565
ALUA	• European-centric • Family & adult-only	~$175	32	8,485
SUNSCAPE Resorts & Spas	• Lifestyle positioning • Family friendly	~$125	6	2,127

1. Indicative ADR range; FX rate assumed for Alua at EUR:USD 1:1.17
2. AMResorts has three white-label resorts that do not participate in brands above and one legacy Now hotel; branded resort count sum = 98; including white-label and Now-brand, resort count = 102
3. AMResorts property and room count based off YE2021 projections as of 7/31/2021

Source: Data as provided by ALG as of 6/30/21

HYATT 7

UNLIMITED VACATION CLUB (UVC) OVERVIEW

UVC highlights

Exclusive travel membership program across AMR Collection brands[1]

Memberships entitle participants to receive:

- **Preferred pricing on future vacations** booked at AMR Collection properties
- **Free nights** based on membership tier
- **Other VIP perks and discounts** while on-property

110,000+ active members as of June 2021

18% p.a. membership growth over the past 5 years

Founded in 2010

UVC's value proposition to...

...UVC members

Preferred pricing based on prevailing rates

Free nights based on membership tier

...resort owners

Higher occupancy and guest spend

Direct financial benefits

Source of brand strength and interested travelers for new resorts

...AMR Collection

Meaningful **distribution channel for AMR Collection**

Elevated guest engagement

1. As of August 2021, UVC is not yet offered for sale at AMR Collection's Alua brand and white-label properties

Source: Data provided by ALG as of 6/30/21

HYATT

8

VACATIONS OVERVIEW

Vacations highlights

- **One of the largest tour operators / packagers in North America** for leisure travel to Mexico and the Caribbean
- Recognized **travel distribution brands**
- Provider of **destination management services & hospitality technology solutions**
- Founded in 1969

Vacations brands summary

B2B	Apple Vacations, Funjet Vacations, Blue Sky Tours Hawaii, Travel Impressions	B2B tour operators serving U.S. travel agents and end-consumers to domestic destinations, Mexico, the Caribbean, and the South Pacific
B2C	CheapCaribbean.com, BeachBound	B2C OTAs focused on customers traveling to Mexico and the Caribbean
Airline Vacation Brands	Southwest Vacations, United Vacations	White-label tour operator / packager for United Airlines and Southwest Airlines
Destination Services	Amstar	#1 destination management company in Mexico and the Caribbean
Technology Solutions	Trisept Solutions	Leading provider of travel merchandising and distribution technology

HYATT

Source: Data provided by ALG as of 6/30/21

9

STRATEGIC RATIONALE: FIVE KEY BENEFITS Accelerate asset-light strategy Further accelerate growth platform Expand footprint in luxury resort travel Expand share of wallet and increase choice for guests Enhance benefits for owners 10

Hyatt Regency Lake Tahoe Resort, Spa And Casino, U.S.A.

ACCELERATE ASSET-LIGHT STRATEGY

Our progress since 2017

Hyatt expects to **complete current asset commitment this year**, total of $3.0 billion in asset sales at a ~17.4x multiple since announcing our sell-down strategy in late 2017

Expanding our commitment

Hyatt commits to **an additional $2.0 billion in asset dispositions** by the end of 2024

Anticipate **sell-down will be faster than 3 years**, commitment provides flexibility to maximize asset values

Transforming our earnings mix by 2024

Hyatt's organic growth + ALG's fee-based earnings + asset disposition commitment = **~80% fee based earnings**



Earnings mix, % of total[1]
Owned & leased
Fee-based
63
37
43
57
~20
~80
2009
2019
2024

1. Earnings composition percentages above exclude Corporate & Other and eliminations. Illustrative business mix in 2024 assumes successful completion of $2 billion disposition plan and estimated growth. Assumes the Vacations business is included in Corporate & Other. Illustrative 2024 earnings is calculated using ALG Management EBITDA projections. The Company's forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results. Fee-Based consists of Americas, EAME/SWA and ASPAC reportable management & franchising segments

Source: Hyatt financial data and projections as of 6/30/21

HYATT

11

FURTHER ACCELERATE GROWTH WITH EXPANDED PLATFORM

Sunscape Curaçao Resort, Spa & Casino, Curaçao

Our collective capabilities strengthen a global growth engine

AMR Collection's **developer and owner base** provides us with deeply committed partners in key geographies

Our **global relationships and development expertise** can accelerate growth in AMR Collection brands worldwide, particularly for:

- **Luxury chain resorts in Southern Europe**, a region where luxury chains are only ~2% of total rooms versus ~10% for Mexico and the Caribbean
- **All-inclusive resorts in new markets in Europe, the Middle East, and Asia** – regions where this concept has not yet satisfied growing demand

AMR Collection is expected[1] to generate $2.3 billion in chain revenue in 2023; this represents:

- Step-change **increase in total chain revenue** that we can reinvest in marketing and technology
- **Large, growing customer base** that will enjoy expanded choice across the Hyatt system

HYATT

1. The Company's forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results

Source: STR data as of 6/30/21, 2023 estimates as provided by ALG

12

EXPAND FOOTPRINT: INTEGRATED GLOBAL TRAVEL PLATFORM

Market trends and shifts underline the growing attractiveness of luxury leisure travel ...

People spend on experiences

Experience-related spending has grown at more than 1.5x the pace of personal consumption and 4x as rapidly as expenditures on goods[1]

Higher consumer savings and ongoing desire to spend on leisure travel make it a durable growth vector

In past market contractions, international leisure travel recovered quicker than business travel (2.5x rate for US outbound travel following 2008-09 recession)[2]

Americans accumulated excess savings of $2.3 trillion during the pandemic, with highest amount of savings held by top 40% of income-earners[3]

Leisure travel is a top spending priority for ~70% of Americans[4]

Luxury travel growth outpaces consumer spending by a high multiple

Global luxury travel is expected to grow at 11% from 2021-2027[5]

...and the combined portfolio places Hyatt as a leader in this segment

1st largest operator of luxury hotels in Mexico and the Caribbean

1st largest operator of luxury all-inclusive resorts in the world

2nd largest luxury operator in the world

Based on room count

1. Wall Street Journal article, *Millennials prize experiences. Now so do travel companies.* (7/14/21)
2. Skift Research report, *The travel industry turned upside down* (9/20)
3. Oxford Economics report, *Here comes record-breaking consumer spending growth* (5/21)
4. Destination Analysts' report, *The state of the American traveler* (12/20)
5. Allied Market Research report, *Luxury travel market by type of tour, age group, and type of traveler: Global opportunity analysis and industry forecast, 2021-2027* (3/21)

Source: STR Census Data as of 6/30/21

HYATT

13

EXPAND FOOTPRINT: KEY GEOGRAPHIES

Resorts[1]

	Hyatt[2]	AMR Collection[3]	Combined
Mexico	9	37	46
Dominican Republic	2	11	13
Jamaica	2	4	6
Costa Rica	1	2	3
Curaçao	0	2	2
Panama	0	1	1
St. Lucia	0	1	1
St. Martin	0	1	1
Other Americas	42	0	42
Americas subtotal	**56**	**59**	**115**
Spain	1	40	41
Greece	1	3	4
Other rest of world	44	0	44
Rest of world subtotal	**46**	**43**	**89**
Total	**102**	**102**	**204**

1. Resorts figures are representative of Hyatt current inventory and ALG year-end 2021 forecast as of 7/31/2021. The Company's forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results 2. Exhibit only shows resorts; as of 7/31/21, Hyatt's total hotel count in these countries: Mexico (22), Dominican Republic (2), Jamaica (2), Costa Rica (2), Curaçao (0), Panama, (1) St. Lucia, (0) St. Martin (0), Spain, (5), & Greece (2) 3. AMResorts opening by 12/31/21 per 7/31/21 pipeline Per Smith Travel Research's luxury chain scale brand definition

Source: STR data as of 6/30/21; Hyatt inventory and pipeline as of 7/31/21; 2019 financial data and 2023 estimates as provided by ALG; ALG inventory and pipeline as provided by ALG as of 7/31/21

HYATT

AMR Collection will add footprint in areas where Hyatt has few resorts today

Doubles Hyatt's total resort count to over 200 resorts

Increases Hyatt's luxury chain scale[4] **room count by 35%**

Adds 59 resorts in the Americas

Increases European footprint by 60% and increases the number of European resorts from 6 to 49

Opens doors to **millions of additional guests**

14

EXPAND FOOTPRINT: AMR COLLECTION AND HYATT WILL COMBINE TWO POWERFUL GROWTH ENGINES UPON CLOSE

AMR Collection and Hyatt portfolios have experienced rapid growth in recent years

Hotel room count[1], K



Hyatt
AMR Collection
8% p.a.
186
253
2017
YE2021
15% p.a.
19
33
2017
YE2021

Deal economics reflect AMR Collection's embedded and prospective expansion

AMR Collection portfolio will have grown by nearly 50% since 2019 from less than 70 resorts to over 100 resorts by year-end 2021

Transaction capitalizes on the strong growth trajectory of AMR Collection and is expected to accelerate Hyatt's industry leading growth

AMR Collection pipeline includes 24 signed resorts, representing ~25% of AMR Collection existing rooms and over 40 deals in advanced stages of negotiations

1. Room count is representative of Hyatt and ALG year-end inventory forecast as of 7/31/2021. The Company's forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results

Source: Data provided by ALG as of 6/30/21

HYATT

15

Alua Illa de Menorca, Spain EXPAND SHARE -OF-WALLET AND INCREASE CHOICE FOR GUESTS Our membership programs will introduce a wider customer base that is passionate about travel to a Hyatt world Our guests will have an expanded set of choices to explore more brands, experiences, and places We are exploring the best ways to expand benefits and opportunities to each of these two sets of passionate, loyal travelers 16

Secrets St. Martin Resort & Spa, St. Martin ENHANCE BENEFITS FOR OWNERS Upon closing, our combined footprint will give us tangible operational corporate & property-level benefits Combined resources will help us further innovate our digital capabilities and drive direct bookings Shared support functions and global contact and service centers will better serve guests and owners across the geographies where we both operate Our joint talent and expertise will enhance our excellence in performance and broadens our depth of experience across markets and business models The combined company will be able to better leverage vendor relationships 17 17 17Secrets St. Martin Resort & Spa, St. Martin ENHANCE BENEFITS FOR OWNERS Upon closing, our combined footprint will give us tangible operational corporate & property-level benefits Combined resources will help us further innovate our digital capabilities and drive direct bookings Shared support functions and global contact and service centers will better serve guests and owners across the geographies where we both operate Our joint talent and expertise will enhance our excellence in performance and broadens our depth of experience across markets and business models The combined company will be able to better leverage vendor relationships 17 17 17

RECAP: STRATEGIC RATIONALE Accelerate asset-light strategy Further accelerate growth platform Expand footprint in luxury resort travel Expand share of wallet and increase choice for guests Enhance benefits for owners 18RECAP: STRATEGIC RATIONALE Accelerate asset-light strategy Further accelerate growth platform Expand footprint in luxury resort travel Expand share of wallet and increase choice for guests Enhance benefits for owners 18